UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 3, 2020 (January 1, 2020)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

Cumberland Pharmaceuticals Inc. ("Cumberland", “we”, “our” or "the Company") is a specialty pharmaceutical company focused on the acquisition, development and commercialization of branded prescription products.
In 2016, Cumberland entered into an agreement with Clinigen Group Plc ("Clinigen") for the rights and responsibilities associated with the commercialization of Ethyol® in the United States. In 2017, the Company entered into another agreement with Clinigen for the rights and responsibilities associated with the commercialization of Totect® in the United States. Ethyol and Totect are collectively referred to herein as the "Products."
In May 2019 following a strategic review of its partners, products and organization, Cumberland entered into an agreement with Clinigen to return the exclusive rights to the Products (the "Agreement"). The Agreement provided for a conclusion of the Company's arrangements with Clinigen effective September 30, 2019. Under the terms of the Agreement, Cumberland will no longer distribute the Products after the transition date and will receive $5 million in financial consideration from Clinigen, paid over a two-year period. Cumberland agreed not to sell competing products during the same two-year period.
In September 2019, Clinigen and Cumberland completed an amendment to the Agreement, whereby the transition date was changed to late December 2019. Under the final terms of the amended Agreement, the Company returned the Product rights to Clinigen on December 31, 2019. Except for the Products' inventory as of December 31, 2019, no other operating assets and no liabilities were transferred to Clinigen.
The return of these Products is collectively referred to as the "Ethyol and Totect Exit" throughout the unaudited pro forma condensed consolidated financial statements. The Ethyol and Totect Exit meets the accounting criteria to be reported as discontinued operations. December 31, 2019, as the transition date, was the final day Cumberland was responsible for the Products. Cumberland was responsible for the Products through December 31, 2019 and beginning on January 1, 2020, the Products' rights transitioned back to Clinigen. As a result, January 1, 2020, was the first day of discontinued operations for the Ethyol and Totect Exit.
The accompanying unaudited pro forma condensed consolidated statements of operations (the “Pro Forma Statements of Operations”) for the nine months ending September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 reflect the historical consolidated Statements of Operations of the Company and the unaudited historical carve-out results of operations related to the Ethyol and Totect Exit. The Pro Forma Statements of Operations give effect to the Ethyol and Totect Exit as if it had been completed on January 1, 2016, the beginning of the earliest period presented. The accompanying unaudited pro forma condensed consolidated balance sheet (the “Pro Forma Balance Sheet”) as of September 30, 2019 reflects the unaudited historical consolidated balance sheet of Cumberland and the assets and liabilities related to the Products, giving effect to the dispositions as if they had been completed on September 30, 2019.
The Pro Forma Statements of Operations do not include any material nonrecurring charges that might arise as a result of the Ethyol and Totect Exit.
The accompanying statements and related notes are being provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated balance sheet of Cumberland would have been had the dispositions occurred on the dates assumed, nor are they necessarily indicative of Cumberland's future consolidated results of operations or consolidated financial position. The statements are based upon currently available information and estimates and assumptions that Cumberland management believes are reasonable as of the date hereof.
The unaudited pro forma financial statements reflect adjustments that are directly attributable to the disposal and that are factually supportable and, with respect to the statements of operations, expected to have a continuing impact. Pro forma adjustments are necessary to remove amounts related to the Products' assets and liabilities and the carve-out results of operations related to the Ethyol and Totect Exit, to adjust for costs directly related to the exit, and to reflect the income tax effects related to the pro forma adjustments. As such, these illustrative pro forma financial statements do not reflect the removal of the selling and marketing costs attributable to the individuals at Cumberland responsible for direct selling and promotion of the Products. Those selling and marketing individuals who have historically supported the Products will continue with Cumberland, but their efforts are being refocused to other products. If Cumberland were to include the costs of these sales professionals, discontinued operations for the Ethyol and Totect Exit would include more expenses than currently stated in these pro forma financial statements.
The accompanying unaudited pro forma financial statements have been developed from and should be read in conjunction with the audited annual and unaudited interim condensed consolidated financial statements and related notes of Cumberland on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2019, and Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on November 13, 2019, respectively.

Item 9.01 Financial Statements and Exhibits
(b) Pro forma financial information.
Pursuant to Article 11 of Regulation S-X, the Company is furnishing the following unaudited pro forma condensed consolidated financial information, which is incorporated herein by reference:

(1)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2018, 2017, and 2016, and the nine months ended September 30, 2019;

(2)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019.
(d) Exhibits.
See Exhibit Index. A copy of the pro forma financial information is furnished as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: January 3, 2020	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information of Cumberland Pharmaceuticals Inc.